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                                                                    EXHIBIT 1.2



                           THE TOWN AND COUNTRY TRUST
                     Preferred Shares of Beneficial Interest
                           (par value $.01 per share)

                             UNDERWRITING AGREEMENT


To the Representatives of the several
Underwriters named in the respective
Pricing Agreements hereinafter described.

Dear Sirs:

         From time to time The Town and Country Trust, a Maryland real estate investment trust (the "Trust") and a general partner of The TC Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its preferred shares of beneficial interest, par value $.01 per share (collectively, the "Shares"). The Shares specified in such Pricing Agreement are referred to as the "Firm Shares". If specified in such Pricing Agreement, the Trust may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Shares".

         The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

         1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Trust to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Trust to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm Shares and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Shares and Optional


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Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. Each of the Trust and the Operating Partnership represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-_______) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement, any post-effective amendment thereto or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement or the Rule 462(b) Registration Statement became effective, hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"); any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Trust filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in


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         the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

                  (d) None of the Trust, the Operating Partnership or any of their respective partnership or corporate subsidiaries (the Operating Partnership and the partnership and corporate subsidiaries of the Trust and the Operating Partnership are collectively referred to herein as "subsidiaries") has sustained, since the date the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (A) any material change in the beneficial interests of the Trust or any material increase in long-term debt of the Trust, the Operating Partnership or any of their respective subsidiaries, (B) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity (or, with respect to


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         the Operating Partnership and the other partnership subsidiaries, partnership capital) or results of operations of the Trust and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; (C) any transactions entered into by the Trust or any of the Trust's subsidiaries, other than those in the ordinary course of business, which are material with respect to the Trust and its subsidiaries considered as one enterprise and (D) except for regular dividends, any dividend or distribution of any kind declared, paid or made by the Trust on any class of its shares of beneficial interest;

                  (e) The Trust and its subsidiaries have good and marketable title in fee simple to, or good and marketable leasehold estates in, all real property owned or leased, as the case may be, by them, and good and marketable title to all personal property owned by them which is material to the business of the Trust, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property, and do not interfere with the use made and proposed to be made of such property by the Trust and its subsidiaries; and any real property and buildings held under lease by the Trust and its subsidiaries are held by them under valid and subsisting leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Trust and its subsidiaries, in each case as set forth or contemplated in the Prospectus;

                  (f) The Trust has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with power and authority (trust and other) to own its properties and conduct its business as described in the Prospectus;

                  (g) Each partnership and corporate subsidiary of the Trust which is a significant subsidiary, as defined in Rule 405 of Regulation C of the regulations promulgated under the Act (each, a "Significant Subsidiary") has been duly organized and is validly existing as a partnership or a corporation in good standing under the laws of its jurisdiction of organization, with power and authority (partnership or corporate, as the case may be, and other) to own its properties and to conduct its business as described in the Prospectus;

                  (h) The Trust and each Significant Subsidiary has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require qualification;

                  (i) The Trust has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of beneficial interest in the Trust have been duly and validly authorized and issued and are fully paid and non-assessable; the Trust is a general partner of the Operating Partnership; all of the partnership interests of each partnership subsidiary have been duly authorized and issued and are owned, directly or indirectly, by the Trust and/or the Operating Partnership, free and clear of all liens, encumbrances, equities or claims; all of the issued shares of capital stock of the corporate subsidiaries of the Trust have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Trust, free and clear of all liens, encumbrances, equities or claims;

                  (j) The Shares have been duly and validly authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Shares,


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         such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares; and no holder of any beneficial interest in the Trust has any pre-emptive or similar rights or has any rights to require or participate in the registration of beneficial interests under the Act;

                  (k) The issue and sale of the Shares and the compliance by the Trust and the Operating Partnership with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust or any of its subsidiaries is a party or by which the Trust or any of its subsidiaries is bound or to which any of the property or assets of the Trust or any of its subsidiaries is subject, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the business operation, consolidated financial position, shareholders' equity or results of operations of the Trust and its subsidiaries, and that would not affect the validity of the Designated Shares nor will such action result in any violation of the provisions of the Amended and Restated Declaration of Trust or By-Laws of the Trust or the Certificate of Limited Partnership or partnership agreement of the Operating Partnership (the "OP Partnership Agreement") or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Trust of the transactions contemplated by this Agreement or any Pricing Agreement or any Over-allotment Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

                  (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust or any of its subsidiaries is a party or of which any property of the Trust or any of its subsidiaries is the subject, which, if determined adversely to the Trust or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity (or net assets, as the case may be) or results of operations of the Trust and its subsidiaries; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (m) The Trust is in substantial compliance with, and conducts its business in substantial conformity with, all applicable laws and governmental regulations;

                  (n) Neither the Trust nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (o) The statements set forth in the Prospectus as amended or supplemented


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         under the caption "Description of Our Shares of Beneficial Interest", insofar as they purport to constitute a summary of the terms of the Shares, and under the captions "Material Federal Income Tax Considerations", "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (p) Neither the Trust nor any of its subsidiaries is, and after giving effect to the offering and sale of the Designated Shares, will be an "investment company" or an entity "controlled by an investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (q) Ernst & Young LLP, who have certified certain financial statements of the Trust and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                  (r) The Trust has reviewed its operations and that of its subsidiaries and any third parties with which the Trust or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Trust or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Trust has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, shareholders' equity or results of operations of the Trust and its subsidiaries or result in any material loss or interference with the Trust's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will, not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Trust may specify in the Pricing Agreement applicable to any Designated Shares that the Trust thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Trust, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Trust otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Trust has been advised by the Representatives have been attributed to such Underwriter; provided that, if


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the Trust has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares) to be purchased by all the Underwriters pursuant to such Pricing Agreement.

         4. Certificates for the Firm Shares and Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request, shall be delivered by or on behalf of the Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Trust, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Trust may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Trust may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery". Certificates for the Firm Shares and the Optional Shares shall be made available to the Representatives at an office specified by the Representatives at least 48 hours prior to the Time of Delivery.

         5. The Trust agrees with each of the Underwriters of any Designated Shares:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its


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         best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith the Trust shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Trust and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Trust, Rule 158);

                  (e) That during the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the date specified in the Pricing Agreement, neither the Trust nor any of its subsidiaries will directly or indirectly (including by the writing or purchase of a cash-settled derivative instrument) offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Shares or any other securities of the Trust that are substantially similar to the Designated Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities, without the prior written consent of the Representatives;

                  (f) To use its best efforts to meet the requirements to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"); and

                  (g) If the Trust elects to rely upon Rule 462(b), the Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement, and the Trust


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         shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 11(b) under the Act.

         6. The Trust covenants and agrees with the several Underwriters that the Trust will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trust's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment survey(s); (iv) any fees charged by securities rating services for rating the Shares; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing certificates for the Shares; (vii) the cost and charges of any transfer agent or registrar or dividend disbursing agent and (viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Trust and the Operating Partnership in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Trust shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Trust has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to the formation of the Trust, the validity of the Designated Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Berick, Pearlman & Mills Co., L.P.A., or other counsel for the Trust satisfactory to the Representatives, shall have furnished the Representatives its written opinions dated each Time of Delivery for such Designated Shares, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Trust has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of Maryland with partnership power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented; the Partnership Agreement has been duly authorized, executed and delivered by the Trust and the other parties thereto and is valid, legally binding and enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; all of the partnership interests of the Operating Partnership have been duly and validly authorized and issued, are fully paid and non-assessable and (except as set forth in the Prospectus) are owned, directly or indirectly, by the Trust, free and clear of all liens, encumbrances, equities or claims;

                           (iii) Each Significant Subsidiary of the Trust (other than the Operating Partnership) has been duly organized and is validly existing as a partnership or a corporation in good standing under the laws of its jurisdiction of organization, with corporate or partnership (as the case may be) power and authority to own its properties and conduct its business as described in the Prospectus; the partnership agreement of each partnership subsidiary (other than the Operating Partnership) of the Trust has been duly authorized, executed and delivered by the Trust and the other parties thereto and is valid, legally binding and enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; all of the partnership interests of each partnership subsidiary (other than the Operating Partnership) have been duly and validly authorized and issued, are fully paid and non-assessable and (except as set forth in the Prospectus) are owned, directly or indirectly, by the Trust and/or the Operating Partnership, free and clear of all liens, encumbrances, equities or claims; all of the issued shares of capital stock of each corporate subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and all such issued shares of capital stock are owned, directly or indirectly, by the Trust, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Trust or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (iv) The Trust and each Significant Subsidiary has been duly qualified for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Trust or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (v) The Trust has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of beneficial interest in the Trust (including the Designated Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Designated Shares conform, as to legal matters, in all material respects to the description thereof in the Prospectus as amended or supplemented;

                           (vi) To such counsel's knowledge and other than as
                  set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust or any of its subsidiaries is a party or of which any property of the Trust or any of its subsidiaries is the subject which, if determined adversely to the Trust or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Trust and its subsidiaries; and to the best of such counsel's knowledge, no such proceedings are threatened, or contemplated by governmental authorities or threatened by others:

                           (vii) This Agreement and the Pricing Agreement with
                  respect to the Designated Shares have been duly authorized, executed and delivered by the Trust and the Operating Partnership;

                           (viii) The issue and sale of the Designated Shares
                  being delivered at such Time of Delivery and the compliance by the Trust and the Operating Partnership with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust or any of its subsidiaries is a party or by which the Trust or any of its subsidiaries is bound or to which any of the property or assets of the Trust is subject, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and that would not affect the validity of the Designated Shares, nor will such action result in any violation of the provisions of the Amended and Restated Declaration of Trust or By-laws of the Trust or the Certificate of Limited Partnership or the OP Partnership Agreement or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust or any of their properties;

                           (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Shares being delivered at such Time of Delivery or the consummation by the Trust of the transactions contemplated by this Agreement or the Pricing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

                           (x) The statements set forth in the Prospectus under the caption "Description of Our Shares of Beneficial Interest", insofar as they purport to constitute a legal summary of terms of the Shares, under the captions "Material Federal Income Tax Considerations", under the captions "Plan of Distribution" and "Underwriting" and the description of Maryland laws under the captions "Risk Factors" and "Description of Our Shares of Beneficial Interest", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

                           (xi) None of the Trust or any of its subsidiaries is, and after giving effect to the issue and sale of the Designated Shares none will be, an "investment company" or an entity "controlled" by an investment company, as such terms are defined in the Investment Company Act;

                           (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements, related schedules and other financial and statistical data derived from accounting records contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                           (xiii)   The Registration Statement and the
                  Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Trust prior to such Time of Delivery (other than the financial statements, related schedules and other financial and statistical data derived from accounting records contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although such counsel has not independently verified and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this Section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust prior to such Time of Delivery (other than the financial statements, related schedules and other financial and statistical data derived from accounting records contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Trust prior to such Time of Delivery (other than the financial statements, related schedules and other financial and statistical data derived from accounting records contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Trust prior to such Time of Delivery (other than the financial statements, related schedules and other financial and statistical data derived from accounting records contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                           (xiv) The Operating Partnership and each other partnership subsidiary of the Trust is properly treated (x) as a partnership for federal income tax purposes and (y) not as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code; and

                           (xv) In the opinion of such counsel, commencing with the Trust's taxable year ending December 31, 1993 and assuming that the elections and other procedural steps described in the Prospectus under the heading "Material Federal Income Tax Considerations" are completed by the Trust in a timely fashion, the Trust has been organized in conformity with the requirements for qualification as a REIT, and its current and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code.

                  (d) At a time prior to the execution of the Pricing Agreement with respect to such Designated Shares and at each Time of Delivery for such Designated Shares, the independent accountants of the Trust who have audited the consolidated financial statements of the Trust and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing consolidated financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (e)   (i)    None of the Trust, the Operating Partnership or
         any of their subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, and, (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been (A) any change in the beneficial interests or increase in long-term debt of the Trust, the Operating Partnership or any of their respective subsidiaries, (B) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity (or, with respect to the Operating Partnership and the other partnership subsidiaries, partnership capital) or results of operations of the Trust and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Shares, (C) any transactions entered into by the Trust or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Trust and its subsidiaries considered as one enterprise, (D) except for regular dividends, there shall have been any dividend or distribution of any kind declared, paid or made by the Trust on any class of its capital stock the effect of which, in any such case described in clause (ii) is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

                  (f) On or after the date of the Pricing Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded the Trust's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Trust's debt securities or preferred stock;

                  (g) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Trust's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or
         (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated by the Prospectus as first amended or supplemented relating to the Designated Shares;

                  (h) The Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

                  (i)      The Trust shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses prior to 10:00 A. M., New York City time, on the Next New York Business Day next succeeding the date of this Agreement; and

                  (j) The Trust and the Operating Partnership shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of officers of the Trust satisfactory to the Representatives as to the accuracy of the representations and warranties of the Trust and the Operating Partnership herein at and as of such Time of Delivery, as to the performance by the Trust and the Operating Partnership of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Trust and the Operating Partnership, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Operating Partnership shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;

         (b) Each Underwriter will indemnify and hold harmless the Trust and the Operating Partnership against any losses, claims, damages or liabilities to which the Trust or the Operating Partnership may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust and the Operating Partnership by such Underwriter through the Representatives expressly for use therein; and will reimburse the Trust and the Operating Partnership or any legal or other expenses reasonably incurred by the Trust and the Operating Partnership in connection with investigating or defending any such action or claim as such expenses are incurred;

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party;

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Operating Partnership on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Operating Partnership on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Operating Partnership on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint; and

         (e) The obligations of the Trust and the Operating Partnership under this Section 8 shall be in addition to any liability which the Trust or the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to each officer, director or partner of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and trustee of the Trust and to each person, if any, who controls the Trust within the meaning of the Act.

                  9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Trust that they have so arranged for the purchase of such Shares, or the Trust notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Trust shall have the right to postpone the Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Trust agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares;

         (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Trust as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default; and

         (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Trust as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Trust, except for the expenses to be borne by the Trust and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements. representations, warranties and other statements of the Trust, the Operating Partnership and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer, director or partner or controlling person of any Underwriter, or the Trust or the Operating Partnership, or any officer or director or each controlling person who controls the Trust or the Operating Partnership, and shall survive delivery of and payment for the Shares.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Trust nor the Operating Partnership shall then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Trust as provided herein, the Trust and the Operating Partnership will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Trust and the Operating Partnership shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement. All statements, requests, notices and agreements hereunder shall be in writing, and if to the

Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Trust or the Operating Partnership shall be delivered or sent by mail, telex or facsimile transmission to the address of the Trust set forth in the Registration Statement, Attention: Chief Executive Officer; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Operating Partnership and, to the extent provided in Sections 8 and 10 hereof, the officers and trustees of the Trust, the officers, directors and partners of any Underwriters and each person who controls the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         17. The Trust's First Amended and Restated Declaration of Trust, dated June 24, 1993, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that no trustee, officer, shareholder, employee or agent of the Trust shall be held to any personal liability, jointly or severally, for any obligation of or claim against the Trust. All persons dealing with the Trust in any way shall look only to the assets of the Trust for the payment of any sum or the performance of any obligation.


                                      Very truly yours,


                                      THE TOWN AND COUNTRY TRUST


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:



                                      THE TC OPERATING LIMITED PARTNERSHIP
                                      By:      The Town and Country Trust,
                                               its General Partner


                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                                                         ANNEX I

                                PRICING AGREEMENT


[Names of Representative(s)]
 As Representatives of the Several Underwriters
   named in Schedule I hereto,
[c/o
    ---------------------------------
-------------------------------------
-------------------------------------]


Dear Sirs:

         The Town and Country Trust, a Maryland real estate investment trust (the "Trust") and a general partner of The TC Operating Limited Partnership (the "Operating Partnership"), proposes subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________________, relating to the Trust's Preferred Shares of Beneficial Interest, par value $.01 per share (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares"
[consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase]). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the


                                       1--
number of Optional Shares as to which such election shall have been exercised].

         [The Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Trust given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

         If the foregoing is in accordance with your understanding, please sign and return to us [one for the Trust, one for the Operating Partnership and one for each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Trust for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

         The Trust's First Amended and Restated Declaration of Trust, dated June 24, 1993, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that no trustee, officer, shareholder, employee or agent of the Trust shall be held to any personal liability, jointly or severally, for any obligation of or claim against the Trust. All persons dealing with the Trust in any way shall look only to the assets of the Trust for the payment of any sum or the performance of any obligation.


                                            Very truly yours,

                                            THE TOWN AND COUNTRY TRUST


                                            By:
                                               ------------------------------
                                               Name:
Accepted as of the date hereof:                Title:

Name(s) of Representative(s)                THE TC OPERATING LIMITED PARTNERSHIP

By:                                         By:      The Town and Country Trust,
   -------------------------------                   its General Partner
   Name:
   Title:                                   By:
                                               -------------------------------
                                               Name:
                                               Title:


                                       2--

                                   SCHEDULE I


                                                                                        [Maximum Number
                                                              Number of                   of Optional
                                                            [Firm] Shares                 Shares Which
                           UNDERWRITER                     to be Purchased             May be Purchased]
                           -----------                     ---------------             -----------------
         [Names of Underwriters]...........................








             [Total..............................                                    -------------------
                                                                                     -------------------]



                                   SCHEDULE II


TITLE OF DESIGNATED SHARES:

         Preferred Shares of Beneficial Interest, par value $.01 per share

DATE OF BOARD RESOLUTION ESTABLISHING THE DESIGNATED SHARES:

---------------------, ---------


NUMBER OF DESIGNATED SHARES:

         Number of Firm Shares:


         Maximum Number of Optional Shares:


INITIAL OFFERING PRICE TO PUBLIC:


         [$__________ Per Share]


PURCHASE PRICE BY UNDERWRITERS:


         [$__________ Per Share]


[COMMISSION PAYABLE TO UNDERWRITERS:

  $________ per Share in [specify same form of funds as in Specified Funds below]]

FORM OF DESIGNATED SHARES:

         Definitive form, to be made available for checking [and packaging] at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]

         [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         Federal (same-day) funds.

DIVIDEND RATE:


         [______% per annum]

DIVIDEND PAYMENT DATES:


         [months and dates]

DIVIDEND RIGHTS:

         [Non-]cumulative

VOTING RIGHTS:

LIQUIDATION RIGHTS:


PREEMPTIVE AND CONVERSION RIGHTS:

REDEMPTION PROVISIONS:

         [No provisions for redemption]

         [The Designated Shares may be redeemed, [otherwise than through a mandatory redemption,] in whole or in part at the option of the Trust, on or after _____________, _____ at the following redemption prices:


                                                          REDEMPTION
                           YEAR                              PRICE
                           ----                           ----------


         and thereafter at $ ______ per share, together in each case with accrued dividends to the redemption date.]

         [On any dividend payment date falling on or after ______________,_____, at the election of the Trust, at a redemption price equal to the stated amount thereof, plus accrued dividends to the date of redemption.]

         [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]


MANDATORY REDEMPTION PROVISIONS

         [None]

         [The Designated Shares are entitled to the benefit of a mandatory redemption to retire _____ Designated Shares on __________ in each of the years _____ through _____ at 100% of their stated amount plus accrued dividends] [, together with [cumulative] [non-cumulative] redemptions at the option of the Trust to retire an additional _______ Designated Shares in the years _____ through ______ at 100% of their stated amounts plus accrued dividends.]

TIME OF DELIVERY:

______________ A.M. (New York City time) [specify date]

CLOSING LOCATION:


NAMES AND ADDRESSES OF REPRESENTATIVES:

         Designated Representatives:

         Address for Notices, etc.:

         [other persons subject to Section 5(e) lockup]

[OTHER TERMS]

                                    ANNEX II

                  Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Trust and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Trust for the periods specified in such letter, as indicated in their reports thereon, copies of which have been [separately] furnished to the representatives of the Underwriters (the "Representatives") [and are attached hereto];

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Trust's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which [have been separately furnished to the Representatives] [are attached hereto]; and on the basis of specified procedures including inquiries of officials of the Trust who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Trust for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Trust's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Trust's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the


                                       2--
         foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Trust and its subsidiaries, inspection of the minute books of the Trust and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Trust and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Trust's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included or incorporated by reference in the Trust's Annual Report on Form 10-K for the most recent fiscal year;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Trust's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Trust's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated beneficial interests (other than issuances of beneficial interests upon exercise of options which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Trust and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items reasonably specified by the Representatives, or any


                                       3--
increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) For the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items reasonably specified by the Representatives, or any increases in any items reasonably specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Trust and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Trust and its subsidiaries and have found them to be in agreement.

                  All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Shares for purposes of the letter delivered at the Time of Delivery for such Designated Shares.



                                       4--